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                                                                    EXHIBIT 32.2


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED
                BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, Brian J. Hayden, the Vice President-Finance and Chief Financial Officer of Bone Care International, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ BRIAN J. HAYDEN
                                  --------------------------------------------
                                  Brian J. Hayden
                                  Vice President - Finance and Chief Financial
                                  Officer
November 14, 2003